SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus and all currently effective supplements thereto for each of the listed funds:

Scudder EAFE Equity Index Fund
Scudder Equity 500 Index Fund
Scudder Small Cap Index Fund

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On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Company. Under this agreement, it is proposed that Deutsche Asset Management, Inc. ("DeAM, Inc.") would continue as investment advisor of each of the above-referenced funds and that NTI would become a sub-advisor to the funds, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months from the date of closing of the transaction. From the date of the closing of the transaction (on or about January 31, 2003) until the shareholders of the Funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to each of the above-referenced funds will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc.
and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DeAM, Inc., but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.










January 31, 2003

Supplement dated January 31, 2003 to the currently effective Statement of Additional Information and all currently effective Supplements there to for each class of the listed funds:

Equity 500 Index Fund
EAFE Equity Index Fund
Small Cap Index


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On  November  5,  2002  Deutsche  Bank AG  ("DBAG")  agreed  to sell its  Global
Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and is expected to close on or about January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees will become State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight.
Furthermore,   certain  of  the  Funds  currently  use  DBT  Co.  and  DBAG,  NY
("Deutsche") as its securities lending agent. Therefore, in connection with the transaction, the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of
securities   lending  services  for  all  Funds  authorized  to  participate  in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.



               Please Retain This Supplement for Future Reference









January 31, 2003